SSGA ACTIVE TRUST

(the “Trust”)

State Street® DoubleLine® Emerging Markets Fixed Income ETF

(the “Fund”)

Supplement dated May 28, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated October 31, 2025, as may be supplemented from time to time

On May 21, 2026, at the recommendation of SSGA Funds Management, Inc., the Fund’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate the Fund.

The Fund will create and redeem creation units through July 21, 2026, and the last day of trading of the Fund’s shares on its applicable principal U.S. listing exchange will be July 22, 2026. The Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about July 27, 2026 (the “Liquidation Date”). Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed.

Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Fund may sell their holdings on its listing exchange prior to July 22, 2026. Customary brokerage charges may apply to such transactions. From July 22, 2026 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about July 28, 2026, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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